EX-10.11

Contract of Purchases and Sales of Products

Party A: Tianjin Daxing Import & Export Trade Co., Ltd.

Party B: Liaoning Joway Technology Engineering Co., Ltd.

On the principle of cooperation and win-win results on the basis of fairness, honesty, trust, equal cooperation and mutual benefit, Party A and Party B reach the following consensus through full consultations with respect to Party B’s authorization to Party A as procurement agent of control valves (multiport valves) in accordance with the Contract Law of the People’s Republic of China and its related laws.

1. Product

No.	Product Name	Specification	Unit	Unit Price ( Tax Included)	Quantity	Amount (Yuan)
1	Manually Operated Valve	F56E1-1	set

2	Water Distributor	General	set

3	Central Tube	F27mm	piece

4	Water Cylinder	F365mm	piece

6	Reducing Valve	4kg	piece

Total Amount

2. Mode

Party B entrusts Party A with commodity purchases. Due to price changing with the market, the current settlement price including VAT and freight is determined via bilateral negotiation.

3. After-Sales Quality and Service

The shelf life of the products supplied by Party A to Party B is 1 year (which can be extended to 18 months depending on the date code in valve body). Party A shall change for new products or provide maintenance accessories free of charge (returning products through logistics ,excluding express delivery) in case there is any defect or quality problem resulting from products manufacturing in the warranty period. Party A shall provide free maintenance on the products beyond the warranty period or product defects caused by improper use of party B (the third party), but spare parts and in-transit freight shall be settled separately. Business involving returning goods shall be confirmed via faxes with reasons indicated; otherwise it shall not be done.

4. Arbitration

Any disputes arising from the performance of the contract between both parties that cannot be settled via negotiation on the principle of amicable consultations shall be submitted to the arbitration authority in Tianjin.

5. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties. This contract shall take effect as of October 1, 2008 and shall expire on September 30, 2009.

Party A: Tianjin Daxing Import & Export Trade Co., Ltd.

/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.

Attorney:

Address: No.8 Huatiandao Road, Tianjin

Party B: Liaoning Joway Technology Engineering Co., Ltd.

/Stamp/ Liaoning Joway Technology Engineering Co., Ltd.

Attorney:

Address: Clothing Park, Shaling Town, Yuhong District, Shenyang

Order List

Date: February 25, 2009	Serial number: 20090201

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	Clothing Park, Shaling Town, Yuhong District, Shenyang City

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Water Cylinder	F365mm	Piece	40	1450.00	58000.00	February 6, 2009
2	Water Cylinder	F365mm	Piece	40	1450.00	58000.00	February 25, 2009
3
4
5
6
7
8

	Total in RMB:	One hundred and sixteen thousand only				116000.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Liaoning Joway Technology Engineering Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: March 25, 2009	Serial number: 20090301

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	Clothing Park, Shaling Town, Yuhong District, Shenyang City

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Single Pipe Filters		Piece	196	290.00	56840.00	March 8, 2009
2
3
4
5
6
7
8

	Total in RMB:	Fifty-six thousand eight hundred and forty only				56840.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Liaoning Joway Technology Engineering Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: April 25, 2009	Serial number: 20090401

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	Clothing Park, Shaling Town, Yuhong District, Shenyang City

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Water Cylinder	F365mm	Piece	40	1450.00	58000.00	April 8, 2009
2	Reducing Valve	4kg	Piece	100	115.00	11500.00	April 14, 2009
3	Water Distributor		Set	141	60.00	8460.00	April 17, 2009
4
5
6
7
8

	Total in RMB:	Seventy-seven thousand nine hundred and sixty only				77960.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Liaoning Joway Technology Engineering Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: May 25, 2009	Serial number: 20090501

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	Clothing Park, Shaling Town, Yuhong District, Shenyang City

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Water Cylinder	F365mm	Piece	40	1450.00	58000.00	May 8, 2009
2	Single Pipe Filters		Piece	150	290.00	43500.00	May 13, 2009
3
4
5
6
7
8

	Total in RMB:	One hundred and one thousand and five hundred only				101500.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Liaoning Joway Technology Engineering Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli

Order List

Date: July 25, 2009	Serial number: 20090701

Supplier: Tianjin Daxing Import & Export Trade Co., Ltd.					Delivery place:	Clothing Park, Shaling Town, Yuhong District, Shenyang City

No.	Product	Specification	Unit	Quantity	Unit Price (yuan)	Amount (yuan)	Arrival Date	RMKS
1	Water Distributor		Set	141	56.00	7896.00	July 3, 2009
2	Reducing Valve	4kg	Piece	675	110.00	74250.00	July 10, 2009
3
4
5
6
7
8

	Total in RMB:	Eighty-two thousand one hundred and forty-six only				82146.00

Authorized Signature and Stamp	Authorized Signature and Stamp
For and on behalf of the Supplier	For and on behalf of the Buyer
/Stamp/ Tianjin Daxing Import & Export Trade Co., Ltd.	/Stamp/ Liaoning Joway Technology Engineering Co., Ltd.
/s/ Zhang Wenxue	/s/ Feng Yanli